                                                                    Exhibit 99.1



                                  PRESS RELEASE




FOR IMMEDIATE DISTRIBUTION

CONTACT:              ROBERT L.G. WHITE
                      PRESIDENT AND CEO
                      PHONE: 908/624-4215


TRANSTECHNOLOGY REPORTS FISCAL 2004 SECOND QUARTER RESULTS; EPS FROM CONTINUING OPERATIONS REACH $.08 VERSUS $(.28) A YEAR AGO


Union, New Jersey - October 15, 2003 - TransTechnology Corporation (NYSE:TT) today reported net income and income from continuing operations of $508,000 or $.08 per diluted share for the second quarter of the fiscal year ending March 31, 2004 compared with a loss from continuing operations of $1.7 million or $.28 per share in the year earlier period. Including losses from discontinued operations in the second quarter of the prior fiscal year, the total net loss a year ago was $5.2 million or $.85 per share. Net sales for the fiscal 2004 second quarter increased 37.8% to $16.3 million from $11.9 million for the corresponding period of last year.

For the six months ended September 28, 2003 the company reported net sales of $32.5 million, a 26.1% increase from the prior year's first half sales of $25.7 million. Income from continuing operations and net income for the six months of the current fiscal year was $1.2 million or $.18 per share. For last fiscal year's first half the company reported a loss from continuing operations $1.9 million or $.30 per share and a net loss of $6.0 million or $.97 per share.

Robert L. G. White, President and Chief Executive Officer of the company, said, "Our business was strong in the second quarter, illustrated by the significant increases in both sales and operating income. A shift in the mix of our products sold to more new equipment rather than aftermarket sales resulted in a gross margin of 41.4%, lower than it has been in the past few quarters but closer to our general target margin of 40%. Selling, general and administrative expenses were 17.2% lower than last year's second quarter, primarily due to a 26.1% decrease in corporate office expenses. Driven by both higher sales and the lower selling, general and administrative expenses, operating income increased 167.1% to $3.2 million from $1.2 million in last year's second quarter and earnings before interest, taxes, depreciation and amortization (EBITDA) increased 130.4% to $3.8 million from $1.7 million. Because of our large federal income tax net operating loss carryforward, we pay no federal income taxes even though we reflect such charges in our results."

Mr. White continued, "Our primary focus right now is providing our customers with top-quality products and service while continuing to grow our business. The restructuring of our existing senior and subordinated debt, a process that was actively being pursued and targeted for

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TransTechnology Corporation - October 15, 2003
Second Quarter Earnings FY `04                                      Page 2 of 4
-------------------------------------------------------------------------------

completion during the second quarter, is currently on hold pending the resolution of the previously announced investigation by the United States Attorney into our overhaul and repair activities which account for less than 20% of our annual business operations. As previously announced, our board of directors has commenced a separate review of the processes and procedures of those operations using an independent forensics accounting firm. The Board expects to receive a report from the independent firm in the near future."

TransTechnology Corporation (http://www.transtechnology.com) operating as Breeze-Eastern (http://www.breeze-eastern.com) is the world's leading designer and manufacturer of sophisticated lifting devices for military and civilian aircraft, including rescue hoists, cargo hooks, and weapons-lifting systems. The company, which employs approximately 180 people at its facility in Union, New Jersey, reported sales from continuing operations of $55.0 million in the fiscal year ended March 31, 2003.

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles (GAAP), the company also discloses EBITDA (earnings before interest, taxes, depreciation and amortization) which is a non-GAAP measure. Management believes that providing this additional information is useful to investors, as it provides more direct information regarding the company's ability to meet debt service requirements and so that investors may better assess and understand the company's underlying operating performance. The company does not intend for the additional information to be considered in isolation or as a substitute for GAAP measures. A reconciliation of EBITDA to income (loss) from continuing operations is set forth following the balance sheet information in the financial statements contained in this press release.

--------------------------------------------------------------------------------
                  INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "ACTS"). ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT ARE DEEMED TO BE FORWARD-LOOKING STATEMENTS.

THE FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE ARE BASED ON CURRENT BELIEFS, ESTIMATES, AND ASSUMPTIONS CONCERNING THE OPERATIONS, FUTURE RESULTS, AND PROSPECTS OF THE COMPANY. AS ACTUAL OPERATIONS AND RESULTS MAY MATERIALLY DIFFER FROM THOSE ASSUMED IN FORWARD-LOOKING STATEMENTS, THERE IS NO ASSURANCE THAT FORWARD-LOOKING STATEMENTS WILL PROVE TO BE ACCURATE. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO THE SAFE HARBORS CREATED IN THE ACTS.

ANY NUMBER OF FACTORS COULD AFFECT FUTURE OPERATIONS AND RESULTS, INCLUDING, WITHOUT LIMITATION, THE RESULTS OF AUDITS AND INQUIRIES INTO THE COMPANY'S BUSINESS PRACTICES, THE COMPANY'S ABILITY TO BE PROFITABLE WITH A SMALLER AND LESS DIVERSE BASE OF OPERATIONS THAT WILL GENERATE LESS REVENUE; THE COMPANY'S ABILITY TO SATISFY THE LISTING REQUIREMENTS OF THE NYSE OR ANY OTHER NATIONAL EXCHANGE ON WHICH ITS SHARES ARE OR WILL BE LISTED OR OTHERWISE PROVIDE A TRADING MARKET VENUE FOR ITS SHARES; THE VALUE OF REPLACEMENT OPERATIONS, IF ANY; DETERMINATION BY THE COMPANY TO DISPOSE OF ADDITIONAL EXISTING ASSETS; GENERAL INDUSTRY AND ECONOMIC CONDITIONS; EVENTS IMPACTING THE U.S. AND WORLD FINANCIAL MARKETS AND ECONOMIES; INTEREST RATE TRENDS; CAPITAL REQUIREMENTS; COMPETITION FROM OTHER COMPANIES; CHANGES IN APPLICABLE LAWS, RULES AND REGULATIONS AFFECTING THE COMPANY IN THE LOCATIONS IN WHICH IT CONDUCTS ITS BUSINESS; THE AVAILABILITY OF EQUITY AND/OR DEBT FINANCING IN THE AMOUNTS AND ON THE TERMS NECESSARY TO SUPPORT THE COMPANY'S FUTURE BUSINESS; AND THOSE
SPECIFIC RISKS THAT ARE DISCUSSED IN THE COMPANY'S PREVIOUSLY FILED ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2003.

THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION OR FUTURE EVENTS.

--------------------------------------------------------------------------------

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TransTechnology Corporation - October 15, 2003
Second Quarter Earnings FY `04                                      Page 3 of 4
-------------------------------------------------------------------------------

                           TRANSTECHNOLOGY CORPORATION
                      STATEMENTS OF CONSOLIDATED OPERATIONS
                   (IN THOUSANDS OF DOLLARS EXCEPT SHARE DATA)

                                                            Three Months Ended                   Six Months Ended
                                                         9/28/03           9/29/02           9/28/03           9/29/02
                                                       -----------       -----------       -----------       -----------
Net sales                                              $    16,333       $    11,854       $    32,452       $    25,741
Cost of sales                                                9,575             6,380            18,347            14,056
                                                       -----------       -----------       -----------       -----------
      Gross profit                                           6,758             5,474            14,105            11,685

General, administration and selling
    expenses                                                 3,531             4,266             7,302             7,868
Interest expense                                             2,568             2,004             5,071             4,120
Interest and other (income) expense-net                       (159)               10              (206)              (27)
Unrealized loss on warrants                                   --               1,219              --               1,219
Forbearance fees                                              --                --                --                 764
                                                       -----------       -----------       -----------       -----------
     Income (loss) continuing operations
       before income taxes                                     818            (2,025)            1,938            (2,259)
Provision for income taxes (benefit)                           310              (315)              736              (406)
                                                       -----------       -----------       -----------       -----------
Income (loss) from continuing operations                       508            (1,710)            1,202            (1,853)

Discontinued operations:

    Loss on disposal of discontinued businesses
    (less applicable tax benefit of $1,564 and
    $1,952 for the three and six month  periods
    ended September 29, 2002, respectively)                   --                                  --
                                                              --              (3,523)             --              (4,130)
                                                       -----------       -----------       -----------       -----------
Net income (loss)                                      $       508       $    (5,233)      $     1,202       $    (5,983)
                                                       ===========       ===========       ===========       ===========

BASIC EARNINGS PER SHARE:
Income (loss) from continuing operations               $      0.08       $     (0.28)      $      0.18       $     (0.30)
Loss from discontinued operations                             --               (0.57)             --               (0.67)
                                                       -----------       -----------       -----------       -----------
Net income (loss)                                      $      0.08       $     (0.85)      $      0.18       $     (0.97)
                                                       ===========       ===========       ===========       ===========

DILUTED EARNINGS PER SHARE:
Income (loss) from continuing operations               $      0.08       $     (0.28)      $      0.18       $     (0.30)
Loss from discontinued operations                             --               (0.57)             --               (0.67)
                                                       -----------       -----------       -----------       -----------
Net income (loss)                                      $      0.08       $     (0.85)      $      0.18       $     (0.97)
                                                       ===========       ===========       ===========       ===========

Weighted average basic shares                            6,647,000         6,197,000         6,647,000         6,194,000
Weighted average diluted shares                          6,676,000         6,197,000         6,662,000         6,194,000


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TransTechnology Corporation  - October 15, 2003
Second  Quarter Earnings FY `04                                    Page 4 of 4
------------------------------------------------------------------------------


                            BALANCE SHEET INFORMATION

                                                 9/28/03        3/31/03
                                                 --------       --------
Current assets                                   $ 32,279       $ 36,504
Property, plant and equipment - net                 2,286          2,349
Other assets                                       44,901         46,270
                                                 --------       --------
Total assets                                     $ 79,466       $ 85,123
                                                 ========       ========

Current portion of long-term debt                $     79       $     79
Other current liabilities                          16,834         25,264
                                                 --------       --------
  Total current liabilities                        16,913         25,343
Long-term debt                                     54,930         53,487
Other liabilities                                  12,076         12,933
Redeemable common stock                              --            1,283
Stockholders' deficit                              (4,453)        (7,923)
                                                 --------       --------
Total liabilities and stockholders' deficit      $ 79,466       $ 85,123
                                                 ========       ========



RECONCILIATION OF REPORTED INCOME (LOSS) FROM CONTINUING OPERATIONS TO EBITDA

                                                 Three months ended           Six months ended
                                               9/28/03       9/29/02        9/28/03        9/29/02
                                              --------       --------       --------       --------
Net sales                                     $ 16,333       $ 11,854       $ 32,452       $ 25,741
Cost of sales                                    9,575          6,380         18,347         14,056
                                              --------       --------       --------       --------
Gross profit                                     6,758          5,474         14,105         11,685
                                              --------       --------       --------       --------
SG&A - operations                                2,157          2,408          4,451          4,286
Corporate office expenses                        1,374          1,858          2,851          3,582
                                              --------       --------       --------       --------
         Total SG&A                              3,531          4,266          7,302          7,868
                                              --------       --------       --------       --------
Operating income                                 3,227          1,208          6,803          3,817

Add back: depreciation and amortization            597            452          1,009            873
                                              --------       --------       --------       --------
EBITDA                                        $  3,824       $  1,660       $  7,812       $  4,690
                                              ========       ========       ========       ========



Income (loss) from continuing operations      $    508       $ (1,710)      $  1,202       $ (1,853)
Provision for income taxes (benefit)               310           (315)           736           (406)
Depreciation and amortization                      597            452          1,009            873
Interest expense                                 2,568          2,004          5,071          4,120
Interest and other (income) expense-net           (159)            10           (206)           (27)
Unrealized loss on warrants                       --            1,219           --            1,219
Forbearance fees                                  --             --             --              764
                                              --------       --------       --------       --------
EBITDA                                        $  3,824       $  1,660       $  7,812       $  4,690
                                              ========       ========       ========       ========




                                      #####